Related Parties	12 Months Ended
Dec. 31, 2015
Related Parties [Abstract]
RELATED PARTIES

NOTE 7 - RELATED PARTIES:

a.	Purchases from related company, loans to related company and due from Controlling Shareholders:

1.	A Controlling Shareholder owns 100% of Alan Ltd. (“Alan”) which holds a 60% interest in Active Intelligence Labs Ltd. (Israel) (“AIL”). The Company purchased products which are integrated into its innovative tailored solutions aggregated to $780 thousand and $420 thousand from AIL during the years ended December 31, 2015 and 2014, respectively.

2.	In 2014 and 2013, the Company granted Alan loans aggregated to $555 thousand and $205 thousand, respectively. The loans bear an annual interest of 3.3%, linked to the Israeli consumer price index, and were repaid in December 2015.

3.	The amounts due from the Controlling Shareholders as of December 31, 2015, were repaid to the Company in February 2016.

b.	Dividends:

In 2011, the Company declared dividends of 10,760 thousand New Israeli Shekels ("NIS") ($2,833 thousand) of which 15% income tax was withheld (the "Net Amount") and NIS1,140 thousand ($300 thousand) and NIS474 thousand ($125 thousand) were paid to the Israeli Tax Authority in 2013 and 2014, respectively. NIS894 thousand ($197 thousand), NIS1,379 thousand ($231 thousand), NIS2,350 thousand ($817 thousand) and NIS 4,523 thousand ($1,163 thousand) of the Net Amount were paid to the Controlling Shareholders until 2012, in 2013, 2014 and 2015, respectively.

Additionally, in the fourth and the second quarters of 2015, the Company declared dividends of NIS42,825 ($11,000 thousand) and NIS23,560 thousand ($6,251 thousand), respectively, of which 20% income tax were withheld and outstanding as of December 31, 2015 (those income tax of NIS13,277 thousand ($3,404 thousand) were paid to the Israeli Tax Authority in January 2016), while the net amounts were paid to the Controlling Shareholders.

c.	Related parties' employment agreements and compensation:

i.	The Company entered into new employment agreements with each of its two Controlling Shareholders. One of the Controlling Shareholders is acting as the Chairman of Board and the Chief Executive Officer and the other as a Director of the Board and the Chief Technology Officer. Each of the employment agreements will remain in effect unless terminated as described below. Pursuant to each employment agreement, the executive’s gross salary is NIS120,000 ($30,800) per month commencing January 1, 2016. Each executive is also entitled to receive social benefits:

Each employment agreement provides that the executive is entitled to receive an annual performance bonus of up to NIS360,000 ($92,400) based on annual performance goals agreed upon by the Company and the executive. Each employment agreement may be terminated by the Company or the executive upon 120 days’ prior written notice, in which case, the executive is entitled to receive salary and benefits during such 120 days and for a period of eight months thereafter. The executive will be entitled to accept new employment after the expiration of such eight month period. In addition, the Company, by resolution of its board of directors, may terminate the employment agreements at any time by a written notice with cause (as defined in the employment agreements).

The executives' compensation related expenses in 2015, 2014 and 2013 amounted to NIS487 thousand ($125 thousand), NIS405 thousand ($113 thousand) and NIS471 thousand ($130 thousand), respectively.

ii.	The Company entered into a new employment agreement with a Controlling Shareholder's son commencing March 22, 2016. Based on the agreement he is entitled to a monthly gross salary of NIS10,000 ($2,600) and other related social benefits.